                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 9, 2002


                             DUKE ENERGY CORPORATION
               (Exact name of Registrant as specified in charter)


                         Commission File Number: 1-4928




             North Carolina                              56-0205520
     (State or other jurisdiction of        (IRS Employer Identification Number)
     incorporation or organization)

         526 South Church Street                         28201-1006
        Charlotte, North Carolina                        (Zip Code)
(Address of principal executive offices)

                                 (704) 594-6200
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.   Other Events

Documents Incorporated by Reference

          The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-1077), and Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, as such Current Report is related to Ambac Assurance Corporation, are incorporated by reference in the Preliminary Prospectus Supplement and Prospectus Supplement relating to 6.60% Insured Quarterly Senior Notes due 2022 of the Registrant, in reliance on the report of KPMG LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing. The Registrant is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into the registration statement (No. 333-58820) of the Registrant.


Item 7.   Exhibits

Exhibit No.       Description
-----------       -----------
23-E              Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and its subsidiaries in
                  connection with 6.60% Insured Quarterly Senior Notes due 2022


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUKE ENERGY CORPORATION


                                   BY:
                                        /s/ Myron L. Caldwell
                                        ----------------------------------------
                                        Name:  Myron L. Caldwell
                                        Title: Vice President, Corporate Finance


Dated: April 15, 2002

                                INDEX TO EXHIBITS
                                -----------------




Exhibit Number              Exhibit Title
--------------              -------------

23-E Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with 6.60% Insured
                            Quarterly Senior Notes due 2022
